                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                             NATROL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                                  NATROL, INC.
                              21411 PRAIRIE STREET
                              CHATSWORTH, CA 91311

                                                                    MAY 11, 1999

DEAR STOCKHOLDER:

    You are cordially invited to attend the 1999 Annual Meeting (the "Annual Meeting") of Stockholders of Natrol, Inc., a Delaware corporation (the "Company"), to be held on Tuesday, June 15, 1999, at 9:00 am, local time, at THE CHATSWORTH HOTEL, 9777 Topanga Canyon Boulevard, Chatsworth, California.

    The Annual Meeting has been called for the purpose of (i) electing two Class I Directors for three-year terms and (ii) considering and voting upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

    The Board of Directors has fixed the close of business on April 21, 1999 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

    The Board of Directors of the Company recommends that you vote "FOR" the election of the nominees of the Board of Directors as Directors of the Company.

    IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                          Sincerely,

                                                     [SIGNATURE]

                                          Elliott Balbert

                                          CHAIRMAN, CHIEF EXECUTIVE OFFICER AND

                                          PRESIDENT

                                  NATROL, INC.
                              21411 PRAIRIE STREET
                              CHATSWORTH, CA 91311
                                 (818) 739-6000

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 15, 1999

                            ------------------------

    NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting (the "Annual Meeting") of Stockholders of Natrol, Inc. (the "Company") will be held on Tuesday, June 15, 1999, at 9:00 a.m., local time, at THE CHATSWORTH HOTEL, 9777 Topanga Canyon Boulevard, Chatsworth, California for the purpose of considering and voting upon:

    1.  The election of two Class I Directors for three-year terms; and

    2. Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

    The Board of Directors has fixed the close of business on April 21, 1999 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of record of the Company's common stock at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

    In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

                                          By Order of the Board of Directors

                                                      [SIGNATURE]

                                          Eve Dery Mendoza
                                          SECRETARY

Chatsworth, California
May 11, 1999

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                  NATROL, INC.
                              21411 PRAIRIE STREET
                              CHATSWORTH, CA 91311
                                 (818) 739-6000

                            ------------------------

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON JUNE 15, 1999

                            ------------------------

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Natrol, Inc. (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on Tuesday, June 15, 1999, at 9:00 a.m., local time, at THE CHATSWORTH HOTEL, 9777 Topanga Canyon Boulevard, Chatsworth, California, and any adjournments or postponements thereof (the "Annual Meeting").

    At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon the following matters:

    1. The election of two Class I Directors for three-year terms, such terms to continue until the annual meeting of stockholders in 2002, and until their respective successors are duly elected and qualified; and

    2. Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

    The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about May 11, 1999 in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on April 21, 1999 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). Only holders of record of the Company's common stock (the "Common Stock") at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 13,301,990 shares of Common Stock outstanding and entitled to vote at the Annual Meeting and 24 stockholders of record. Each holder of a share of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter submitted at the Annual Meeting.

    The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of Common Stock and entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect the nominees as Directors of the Company.

    Shares that reflect abstentions or "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting. With respect to the election of Directors, votes may be cast in favor of or withheld from the nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Broker non-votes will also have no effect on the outcome of the election of the Director.

    STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. SHARES OF COMMON STOCK REPRESENTED BY PROPERLY EXECUTED PROXIES RECEIVED BY THE COMPANY AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE INSTRUCTIONS

CONTAINED THEREIN. IF INSTRUCTIONS ARE NOT GIVEN THEREIN, PROPERLY EXECUTED PROXIES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED IN THIS PROXY STATEMENT. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THE ELECTION OF DIRECTORS, WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

    Any properly completed proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by giving written notice of such revocation to the Secretary of the Company, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

    The Annual Report to Stockholders of the Company, including financial statements for the year ended December 31, 1998, is being mailed to stockholders of the Company concurrently with this Proxy Statement. The Annual Report, however, is not a part of the proxy solicitation material.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    The Board of Directors of the Company consists of five members and is divided into three classes, with two Directors in Class I, two Directors in Class II and one Director in Class III. Directors serve for three-year terms with one class of Directors being elected by the Company's stockholders at each annual meeting.

    At the Annual Meeting, two Class I Directors will be elected to serve until the annual meeting of stockholders in 2002 and until such Director's successors are duly elected and qualified. The Board of Directors has nominated Dennis R. Jolicoeur and Norman Kahn for re-election as Class I Directors. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the re-election of Dennis R. Jolicoeur and Norman Kahn as Directors. The nominees have agreed to stand for re-election and to serve, if re-elected, as Directors. However, if person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES OF THE BOARD OF DIRECTORS AS A DIRECTOR OF THE COMPANY.

                        INFORMATION REGARDING DIRECTORS

    Set forth below is certain information regarding the Directors of the Company, including the Class I Directors who have been nominated for re-election at the Annual Meeting, based on information furnished by him to the Company.

                                                                                                                  DIRECTOR
NAME                                                                                                    AGE         SINCE
--------------------------------------------------------------------------------------------------      ---      -----------
CLASS I-TERM EXPIRES 1999
Dennis R. Jolicoeur*..............................................................................          50         1995
Norman Kahn(1)(2)*................................................................................          67         1995

CLASS II-TERM EXPIRES 2000
David Laufer(1)(2)................................................................................          57         1996
P. Andrews McLane(1)(2)...........................................................................          51         1996

CLASS III-TERM EXPIRES 2001
Elliott Balbert...................................................................................          53         1980

------------------------

  * Nominee for re-election.

 (1) Member of Audit Committee.

 (2) Member of the Compensation Committee.

    The principal occupation and business experience for at least the last five years for each Director of the Company is set forth below.

    Mr. Jolicoeur joined the Company as Chief Financial Officer, Treasurer and Executive Vice President in July 1996 and has served as a director of the Company since that date. From October 1993 to June 1996, Mr. Jolicoeur was a principal of Gardiner & Rauen, Inc., an investment banking firm. In 1980 Mr. Jolicoeur founded Lighthouse Press, Inc. ("Lighthouse"), and actively managed Lighthouse until 1989. In 1993, Mr. Jolicoeur and other investors acquired Naiman Printing, Inc. ("Naiman"). Mr. Jolicoeur became President of each of Lighthouse and Naiman in August 1994 following the dismissal of the then-acting President of each company. Naiman and Lighthouse filed voluntary petitions under Chapters 7 and 11, respectively, of the federal bankruptcy code in September 1996. Lighthouse emerged from bankruptcy in March 1998 whereupon Mr. Jolicoeur resigned all positions with the company. Mr. Jolicoeur has served as a director of the Company since April 1995.

    Mr. Kahn has served as a director of the Company since April 1995. Mr. Kahn, a private investor, was the Managing Director of the San Marino Financial Group, an investment banking firm, from 1993 to 1996.

    Mr. Laufer has served as a director of the Company since 1996. Since 1996, Mr. Laufer has been a partner of Arter & Hadden LLP, a law firm. Prior to joining Arter & Hadden LLP, Mr. Laufer was a partner or co-managing partner of Kindel & Anderson LLP, a law firm, from 1986 to 1996.

    Mr. McLane has served as a director of the Company since September 1996. He has been at TA Associates, Inc. or its predecessor since 1979, where he is Senior Managing Director and a member of the firm's Executive Committee. Mr. McLane leads TA Associates' investment activities in the asset management industry. Mr. McLane is also a director of Affiliated Managers Group, Inc., an investment management company, and several private companies, including Altamira Investment Services, Inc., an investment management company based in Toronto, Canada, United Pet Group, Inc., and Allegis Realty Investors, LLC, a real estate investment management firm.

    Mr. Balbert founded the Company in 1980 and has served as the Company's Chairman of the Board, Chief Executive Officer and President since its inception.

                               EXECUTIVE OFFICERS

    The names and ages of all executive officers of the Company and the principal occupation and business experience for at least the last five years for each are set forth below as of December 31, 1998.

NAME                                  AGE                                       POSITION
--------------------------------      ---      --------------------------------------------------------------------------
Elliot Balbert..................          53   Chairman of the Board, Chief Executive Officer and President

Dennis R. Jolicoeur.............          50   Chief Financial Officer, Treasurer, Executive Vice President and Director

Cheryl A. Richitt...............          40   Vice President of Marketing

Gary P. DeMello.................          44   Vice President of Operations

Jon J. Denis....................          50   Vice President of Sales

Eve Dery Mendoza................          39   General Counsel and Corporate Secretary

    Ms. Richitt joined the Company in September 1989 and has served as Vice President of Marketing since 1992. Prior to joining the Company, Ms. Richitt held sales and administrative positions with Vidal Sassoon and Rachel Perry, Inc., a natural cosmetics company.

    Mr. DeMello joined the Company in June 1992 and has been Vice President of Operations since that time. Prior to joining the Company, Mr. DeMello was the Director of Purchasing for Tree of Life, Inc.

    Mr. Denis joined the Company as Vice President of Sales in August 1997. Prior to the joining the Company, Mr. Denis served as Vice President of Sales at Conair Inc., a personal care and appliance products company, for 15 years, preceded by eight years in various sales positions at Revlon, Inc.

    Ms. Mendoza joined the Company in January 1999. Prior to joining the Company, from September 1997 until November 1998, Ms. Mendoza served as General Counsel and Corporate Secretary for Pharmanex, Inc., a nutritional supplement company that was sold to Nu Skin Enterprises in October 1998. Before joining Pharmanex, Ms. Mendoza worked as a business law attorney in private practice, as in-house Counsel for City National Bank, and Associate Counsel for Glendale Federal Bank.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors of the Company held seven meetings during 1998. No director attended fewer than 75% of the total number of meetings of the Board of Directors and of Committees of the Board of Directors on which he served during 1998. The Board of Directors has established an Audit Committee (the "Audit Committee") and a Compensation Committee (the "Compensation Committee"). The Audit Committee recommends the firm to be appointed as independent accountants to audit financial statements and to perform services related to the audit, reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants the Company's annual operating results, considers the adequacy of the internal accounting procedures, and considers the effect of such procedures on the accountants' independence. The Compensation Committee reviews and recommends the compensation arrangements for officers and other senior level employees, reviews general compensation levels for other employees as a group, determines the options or stock to be granted to eligible persons under the Company's Amended and Restated 1996 Stock Option and Grant Plan (the "1996 Stock Plan") and takes such other action as may be required in connection with the Company's compensation and incentive plans. The Audit Committee consists of Messrs. Kahn, Laufer and McLane and held three meetings during 1998. The Compensation Committee consists of Messrs. Kahn, Laufer and McLane and held two meetings during 1998. The Board of Directors of the Company has not established a nominating or similar committee.

    On April 8, 1998, the Company granted options to purchase 25,000 shares of Common Stock under the Natrol, Inc. 1996 Stock Option and Grant Plan, as amended (the "1996 Stock Plan"), to Mr. Laufer, a non-employee director. Such options vest as follows: 12,500 shares vested on the date of grant, 4,200 shares vest on each of April 8, 1999 and April 8, 2000 and 4,100 shares vest on April 8, 2001 as long as he continues to serve as a director of the Company.

    Directors receive such compensation for their services as the Board of Directors may from time to time determine. Further, each director is reimbursed for reasonable travel and other expenses incurred in attending meetings.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

    The following table sets forth information concerning compensation for services rendered in all capacities awarded to, earned by or paid to the Company's Chief Executive Officer and the four other most highly compensated executive officers (the "Named Executive Officers") who earned in excess of $100,000 during each of the years ended December 31, 1998 and December 31, 1997.

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG TERM
                                                                                        COMPENSATION
                                                                                           AWARDS
                                                                  ANNUAL COMPENSATION   -------------
                                                                                         SECURITIES      ALL OTHER
                                                                  --------------------   UNDERLYING    COMPENSATION
NAME AND PRINCIPAL POSITION                              YEAR     SALARY($)  BONUS($)    OPTIONS(#)       ($)(1)
-----------------------------------------------------  ---------  ---------  ---------  -------------  -------------
Elliott Balbert .....................................       1998    600,000    400,000           --         35,834
  Chairman, Chief Executive Officer and President           1997    600,000    400,000           --         29,500

Dennis R. Jolicoeur .................................       1998    225,000    139,922           --             --
  Chief Financial Officer                                   1997    212,500     61,953           --             --

Cheryl R. Richitt ...................................       1998    150,000     86,575           --             --
  Vice President of Marketing                               1997    128,786     62,274      100,000             --

Gary P. DeMello .....................................       1998    125,000     86,575      100,000             --
  Vice President of Operations                              1997    112,180     44,234           --             --

Jon J. Denis ........................................       1998    270,000     85,244      100,000          6,000
  Vice President of Sales                                   1997    100,731     26,633      100,000          2,307

------------------------

(1) In 1998, Mr. Balbert received $32,172 in life insurance benefits $3,662 in benefits for the use of a Company car; in 1997, Mr. Balbert received $27,400 in life insurance benefits and $2,100 in benefits for the use of a Company car. Mr. Denis received a car allowance of $6,000 in 1998 and $2,307 in 1997.

                                 OPTION GRANTS

    The following table sets forth certain information concerning the individual grant of options to purchase Common Stock to the Named Executive Officers of the Company who received such grants during 1998.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                            INDIVIDUAL GRANTS
                                          ------------------------------------------------------  POTENTIAL REALIZABLE
                                           NUMBER OF                                                VALUE AT ASSUMED
                                          SECURITIES     PERCENT OF                               ANNUAL RATES OF STOCK
                                          UNDERLYING    TOTAL OPTIONS   EXERCISE OR                PRICE APPRECIATION
                                            OPTIONS      GRANTED TO     BASE PRICE                 FOR OPTION TERM(3)
                                            GRANTED     EMPLOYEES IN        PER      EXPIRATION   ---------------------
NAME                                        (#)(1)       FISCAL YEAR     ($/SH)(2)      DATE        5%($)      10%($)
----------------------------------------  -----------  ---------------  -----------  -----------  ---------  ----------
Gary P. DeMello(4)......................     100,000           26.3%         10.40       4/8/08     654,040   1,657,492

Jon J. Denis(5).........................     100,000           26.3%         11.25     10/26/08     707,506   1,792,960

------------------------

(1) Vesting of options is subject to the continuation of such employee's service relationship with the Company. The options terminate ten years after the grant date, subject to earlier termination in accordance with the 1996 Stock Plan and the applicable option agreement.

(2) The exercise price equals the fair market value of the stock as of the grant date as determined by the Board of Directors after consideration of a number of factors, including, but not limited to, the Company's financial performance, the Company's status as a private company at the time of grants, the minority interests represented by the option shares and the price of shares of equity securities sold to or purchased by outside investors.

(3) This column shows the hypothetical gain or option spreads of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% over the full 10-year term of the options. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares, or reflect nontransferability, vesting or termination provisions. The actual gains, if any, on the exercises of stock options will depend on the future performance of the Common Stock.

(4) 20,000 shares vest on each anniversary date commencing April 8, 1999 and ending on April 8, 2003.

(5) 25,000 shares vest on each anniversary date commencing October 26, 1999 and ending on October 26, 2002.

    OPTION EXERCISES AND OPTION VALUES. The following table sets forth information concerning the number and value of unexercised options to purchase Common Stock of the Company held by the Named Executive Officers of the Company who held such options at December 31, 1998. None of the Named Executive Officers of the Company exercised any stock options during 1998.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                               NUMBER OF SECURITIES       VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED     IN-THE-MONEY OPTIONS AT
                                                                    OPTIONS AT                DECEMBER 31,
                                                             DECEMBER 31, 1998(#)(1)          1998($)(1)(2)
                                                            --------------------------  -------------------------
NAME                                                        EXERCISABLE  UNEXERCISABLE  EXERCISABLE UNEXERCISABLE
----------------------------------------------------------  -----------  -------------  ----------  -------------
Cheryl Richitt (1a).......................................     116,250         83,750    1,053,750       748,750

Gary P. DeMello (1b)......................................      65,000        135,000      593,125       379,375

Jon J. Denis (1c).........................................      33,300        166,700      296,370       593,630

------------------------

(1) a) 5,000 shares vested or will vest on January '>1, April 1, July 1, and October 1, 1999 and 6,250 shares vested or will vest on January 29, 1999 and every three months thereafter until July 29, 2001.

   b) 5,000 shares vested or will vest on January 1, 1999 and very three months thereafter until July 1, 2000 and 20,000 shares vested or will vest on April 8, 1999 and every year thereafter until April 8, 2003.

   c) 33,300 shares will vest on August 11, 1999, 33,400 shares will vest on August 11, 2000; and, 25,000 shares will vest on October 26, 1999 and every year thereafter until October 26, 2002.

 (2) Based on the last reported sale price on the Nasdaq National Market on December 31, 1998 of $11.00 less the option exercise price.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board consists of Norman Kahn, David Laufer and P. Andrews McLane.

    The Compensation Committee establishes salaries, incentives and other forms of compensation for officers of the company and administers the incentive compensation and benefit plans of the Company. These plans include the 1996 Stock Plan and the Natrol, Inc. 1998 Employee Stock Purchase Plan. The members of the Compensation Committee have prepared the following report on the Company's executive compensation policies and philosophy for current and future compensation.

GENERAL

    Compensation packages generally include base salary, performance-based bonuses, benefits such as car allowance, and stock options. The salary and bonus components of the compensation of the Company's executive officers, including the Named Executive Officers, are designed to work together to fulfill certain compensation objectives including: attracting and retaining well qualified executive officers who will enhance the performance of the Company; rewarding management for the attainment of short and long-term objectives; aligning the interests of management with those of the Company's stockholders; and relating executive compensation to the Company's financial performance and the achievement of corporate goals.

    The Compensation Committee believes that tenure and the level of responsibility assumed by individual executives should be reflected in the establishment of base salary amounts. Base salaries should also be competitive and the Compensation Committee has attempted to set the base salaries of its executive officers to be competitive within the nutritional supplement industry and other consumer products companies that would be seeking executives with similar experience to that of the Company's executive officers.

    Additionally the Compensation Committee believes that performance-based incentives that align the goals of individual executives with those of the Company and its shareholders is of key importance. Accordingly, a material portion of each executive officer's compensation is tied to a bonus compensation program that is related to the overall financial performance of the Company.

    In reviewing the incentive compensation of the Company's executive officers for 1998, the Compensation Committee took into consideration a number of achievements, including record corporate revenues and earnings, the successful completion of the Company's initial public offering, the acquisition and integration of the Pure-Gar and the Laci Le Beau businesses, and the increasing penetration of the Natrol brand into both the mass market and health channels of distribution.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

    The Compensation Committee determined the 1998 base salary of Elliott Balbert, the Company's Chief Executive Officer, based on several factors, including Mr. Balbert's leadership, industry knowledge and experience, the Company's history of sustained growth under his leadership, and the Company's historical practices and internal salary structures. The Compensation Committee also considered compensation of other CEOs in the nutritional supplements industry and other similarly situated companies.

    To establish Mr. Balbert's 1998 bonus compensation, the Compensation Committee generally looked at the same principal factors used to establish the bonus compensation of the Company's other executive officers, taking into particular consideration the Company's financial performance as it relates to absolute corporate earnings growth and the growth in earnings per share. Mr. Balbert was not granted stock options in 1998 in light of his existing stock ownership in the Company.

    The Compensation Committee anticipates Mr. Balbert's bonus compensation for 1999, as well as the bonus compensation for the Named Executive Officers, will be tied to a number of specific predetermined goals which are heavily weighted by the financial performance of the Company.

STOCK OPTIONS

    Each corporate officer, other than the Chief Executive Officer, is also the holder of options or restricted stock that vest over time. Such options are intended to increase executive officers' equity interests in the Company, providing the executives with the opportunity to share in the future value they are responsible for creating as well as to directly align the interests of the Company's executive officers with those of the Company's shareholders.

    In summary, the Compensation Committee is committed to attracting, motivating and retaining executives who will help the Company meet the increasing challenges of the nutritional supplement industry.

    Members of the Compensation Committee         Norman Kahn
                                               David Laufer
                                               P. Andrews McLane

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Since 1997, all executive officer compensation decisions have been made by the Compensation Committee. The Compensation Committee reviews and recommends the compensation arrangements for officers and other senior level employees, reviews general compensation levels for other employees as a group, determines the options or stock to be granted to eligible persons under the 1996 Stock Plan and takes such other action as may be required in connection with the Company's compensation and incentive plans. The current members of the Compensation Committee are Messrs. Kahn, Laufer and McLane, none of whom is an employee of the Company.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

    Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock, based on the market price of the Company's Common Stock with the total return of companies included within the Standard & Poor Small Cap 600 Market Index, the Standard & Poor 500 index, the Russell 2000 Small Cap index, and a peer group of companies for the period commencing July 1998 and ended December 1998. Available market indexes include few, if any, of the Company's competitors. As such, the Company created a peer group index which consists of the publicly traded stocks of 13 companies in the nutritional supplement business. The peer group includes Celestial Seasonings (CTEA), Chattem, Inc.(CHTT), Herbalife International (HERBA), IVC Industries (IVCO), Natural Alternatives (NAII), Natures Sunshine
(NATR), NBTY, Inc.(NBTY), Nutraceutical, Inc.(NUTR), Pharmaprint, Inc.(PPRT), Rexall Sundown (RXSD), Twinlab Corp. (TWLB), Usana, Inc. (WSNA) and Weider Nutrition (WNI).The calculation of total cumulative return assumes a $100 investment in the Company's Common Stock, the Nasdaq Stock Market Index and the Industry Index on July 22, 1998, the date of the Company's initial public offering, and the reinvestment of all dividends.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              COMPARISON OF CUMULATIVE TOTAL RETURNS
Natrol versus Peer Group and Market Indexes
Total Return based on $100 Initial investment & reinvestment of dividends
                                                                       S&P 500    S&P Small Cap 600  Russell 2000     Natrol
7/22/98                                                                $100.00              $100.00       $100.00    $100.00
12/31/98                                                               $110.41              $100.71        $94.16     $66.67

              COMPARISON OF CUMULATIVE TOTAL RETURNS
Natrol versus Peer Group and Market Indexes
Total Return based on $100 Initial investment & reinvestment of dividends
                                                                       Peer Group
7/22/98                                                                   $100.00
12/31/98                                                                   $57.85

                    AGREEMENTS WITH NAMED EXECUTIVE OFFICERS

    In July 1997 the Company and Jon J. Dennis entered into a letter agreement pursuant to which the Company agreed to pay Mr. Denis an annual base salary of $270,000 and provide certain incentive compensation based on sales and severance benefits equal to six months base salary for the first six months of the term and three months base salary thereafter. The Company's obligations under the letter agreement terminated in August 1998.

    In November 1996, the Company sold 300,000 shares of restricted stock to Mr. Jolicoeur under the 1996 Stock Plan for an aggregate purchase price of $562,800. Also in November 1996, the Company loaned Mr. Jolicoeur $562,500 and agreed to pay Mr. Jolicoeur annual bonuses equal to the amount of interest on the loan (computed at a rate of 6.6% per annum). The loan to Mr. Jolicoeur matures in November 2004, is required to be prepaid to the extent of the after-tax net proceeds realized from the sale of the restricted stock as such restricted stock is sold, and is secured by a pledge of the restricted stock, with recourse to Mr. Jolicoeur's personal assets limited to 25% of the principal and accrued and unpaid interest thereon.

                     PRINCIPAL AND MANAGEMENT STOCKHOLDERS

    The following table sets forth certain information regarding beneficial ownership of Common Stock as of April 21, 1999 based on representations to the Company by each director and Named Executive Officer and all Executive Officers and Directors as a group. The table also sets forth certain information regarding the ownership of Common Stock by each person or "group" (as that term is defined in Section 13 (d) (3) of the Securities Exchange Act of 1934) known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock. Unless otherwise indicated below, to the knowledge of the Company, all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law.

                                                                                                SHARES BENEFICIALLY
                                                                                                       OWNED
                                                                                              -----------------------
NAME OF BENEFICIAL OWNER(1)                                                                     NUMBER      PERCENT
--------------------------------------------------------------------------------------------  ----------  -----------
Elliott Balbert(2)..........................................................................   6,029,500        45.3%

TA Associates Group(3)......................................................................   2,160,000        16.2%

T. Rowe Price Associates, Inc.(4)...........................................................   1,000,000         7.5%

Dennis R. Jolicoeur(5)......................................................................     300,703         2.3%

Cheryl R. Richitt(6)........................................................................     138,960         1.0%

Gary P. DeMello(7)..........................................................................      95,464           *

Jon J. Denis(8).............................................................................      34,255           *

Norman Kahn(9)..............................................................................     175,000         1.3%

David Laufer(10)............................................................................      16,700           *

P. Andrews McLane(11).......................................................................       3,686           *

All executive officers and directors as a group (eight persons).............................   6,794,268        51.1%

------------------------

  * Less than 1%.

 (1) The address of the TA Associates Group is High Street Tower, Suite 2500, 125 High Street, Boston, MA 02110-2720. The address of Mr. McLane is c/o TA Associates, Inc., High Street Tower, Suite 2500, 125 High Street, Boston, MA 02110-2720. The address of T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. The address of all other listed stockholders is c/o Natrol, Inc., 21411 Prairie Street, Chatsworth, CA 91311.

 (2) Includes 6,029,500 shares owned by the Balbert Family Trust, a revocable trust of which Mr. Balbert and his wife, Cheryl Balbert, are trustees and of which Mr. and Mrs. Balbert and other members of their family are the beneficiaries. Also includes 125,000 shares of Common Stock owned by Mr. Balbert's daughter, of which Mr. Balbert disclaims beneficial ownership.

 (3) Includes (i) 1,368,000 shares of Common Stock owned by Advent VII L.P.,
     (ii) 630,000 shares of Common Stock owned by Advent Atlantic and Pacific III L.P., (iii) 136,800 shares of Common Stock owned by Advent New York L.P., and (iv) 25,200 shares of Common Stock owned by TA Venture Investors L.P. Advent VII L.P., Advent Atlantic and Pacific III L.P., Advent New York L.P., and TA Venture Investors L.P. are part of an affiliated group of investment partnerships referred to, collectively, as the TA Associates Group. The general partner of Advent VII L.P. is TA Associates VII L.P. The general partner of Advent Atlantic and Pacific III L.P. is TA Associates AAP III Partners L.P. The general partner of Advent New York L.P. is TA Associates VI L.P. The general partner of each of TA Associates VII, L.P., TA Associates VI L.P. and TA Associates AAP III Partners, L.P. is TA Associates, Inc. In such capacity, TA Associates, Inc. exercise sole voting and investment power with respect to all of the shares held of record by the named investment partnerships, with the exception of those shares held by TA Venture Investors L.P.; individually, no stockholder director or officer of TA Associates, Inc. is deemed to have or share such voting or investment power. Principals and employees of TA Associates, Inc. (including Mr. McLane, a director of the Company) comprise the general partners of TA Venture Investors L.P. In such capacity, Mr. McLane may be deemed to share voting and investment power with respect to the 25,200 shares held of record by TA Venture Investors L.P. Mr. McLane disclaims beneficial ownership of all shares, except as to shares held by TA Venture Investors L.P., as to which he holds a pecuniary interest. See Note 11.

 (4) Based solely on a Schedule 13G filed on behalf of T. Rowe Price Associates, Inc. ("T. Rowe Price") with the Securities and Exchange Commission on February 9, 1999. According to T. Rowe Price, these securities are owned by various individual and institutional investors of which T. Rowe Price serves as investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, T. Rowe Price has indicated that it may be deemed to be a beneficial owner of such securities; however, T. Rowe Price has expressly disclaimed in the Schedule 13G that it is, in fact, the beneficial owner of such securities.

 (5) Constitutes 703 shares of unrestricted stock and 300,000 shares of restricted stock held by Mr. Jolicoeur, of which 165,000 shares will be vested within 60 days of April 21, 1999 and 15,000 additional shares vest each calendar quarter thereafter, subject to repurchase upon termination of Mr. Jolicoeur's employment with the Company and in the event of a sale of a majority of the voting stock or substantially all of the assets of the Company. See "Certain Transactions."

 (6) Constitutes 210 shares of stock owned by Ms. Richitt and 138,750 shares of Common Stock which may be purchased within 60 days of April 21, 1999 upon the exercise of stock options. Excludes 61,250 shares of Common stock which may be acquired pursuant to unvested stock options, which vest in quarterly installments through July 2001.

 (7) Constitutes 464 shares of Common Stock owned by Mr. DeMello and 95,000 shares of Common Stock which may be purchased within 60 days of April 21, 1999 upon the exercise of stock options. Excludes 105,000 shares of Common Stock which may be acquired pursuant to unvested stock options, of which 25,000 vest in quarterly installments through July 2000 and 80,000 vest in annual installments through April 2003.

 (8) Constitutes 955 shares of Common Stock owned by Mr. Denis and 33,300 shares of Common Stock which may be purchased within 60 days of April 21, 1999 upon the exercise of stock options. Excludes 166,700 shares of Common which may be acquired pursuant to unvested stock options, which vest in annual installments through October 2002.

 (9) Includes 175,000 shares owned by the Norman Kahn Trust. This number does not include 50,000 shares owned by Mr. Kahn's daughter Jacqueline H. Kahn nor does it include 21,500 shares of stock owned by his daughter Alexandra
     M. Kahn of which Mr. Kahn disclaims any beneficial ownership.

(10) Constitutes shares of Common Stock which may be purchased by Mr. Laufer within 60 days of April 21, 1999 upon the exercise of stock options. Excludes 8,300 shares of Common Stock which may be acquired pursuant to unvested stock options, which vest in three annual installments through April, 2001.

(11) Constitutes shares of Common Stock beneficially owned by Mr. McLane through TA Venture Investors Limited Partnership, all of which shares are included in the 2,160,000 shares described in footnote (5) above. Does not include any shares beneficially owned by Advent VII L.P., Advent Atlantic and Pacific III L.P. or Advent New York L.P., of which Mr. McLane disclaims beneficial ownership.

                                  MARKET VALUE

    On December 31, 1998, the closing price of a share of the Company's Common Stock on the Nasdaq National Market was $11.00.

                            EXPENSES OF SOLICITATION

    The Company will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain Directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR YEAR 2000 ANNUAL MEETING OF STOCKHOLDERS

    Stockholder proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 intended to be presented at the Company's 2000 annual meeting of stockholders must be received by the Company on or before January 12, 2000 in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. These proposals must also comply with the rules of the Securities and Exchange Commission governing the form and content of proposals in order to be included in the Company's proxy statement and form of proxy. Any stockholder proposals intended to be presented at the Company's 2000 annual meeting of stockholders, other than a stockholder proposal submitted for inclusion in the Company's Proxy Statement as described above, must be received in writing by the Company at its principal executive office not less than 75 days or more than 120 days prior to the first anniversary of the date of the preceding year's annual meeting together with all supporting documentation required by the Company's By-laws. In the event, however, that the annual meeting is scheduled to be held more than 30 days before such anniversary date or more than 60 days after such anniversary date, notice must be so delivered not later than the later of (i) the 15th day after the date of public announcement of the date of such meeting or (ii) the 75th day prior to the scheduled date of such meeting. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to rules of the Securities and Exchange Commission governing the exercise of this authority. Any such proposal should be mailed to: Secretary, Natrol, Inc., 21411 Prairie Street, Chatsworth, California 91311.

                            INDEPENDENT ACCOUNTANTS

    The Company has selected Ernst & Young LLP as the independent public accountants for the Company for the fiscal year ending December 31, 1999. The firm of Ernst & Young LLP has served as the Company's independent public accountants since July, 1995. A representative of Ernst & Young LLP will be present at the Annual Meeting and will be given the opportunity to make a statement if he or she so desires. The representative will be available to respond to appropriate questions.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who own more than 10% of the Company's outstanding shares of Common Stock (collectively, "Section 16 Persons"), to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and Nasdaq. Section 16 Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on its review of the copies of such forms received by it, or written representations from certain Section 16 Persons that no Section 16(a) reports were required for such persons, the Company believes that during Fiscal 1998, the Section 16 Persons complied with all Section 16(a) filing requirements applicable to them other than an amended Form 3 which was inadvertently filed late by Mr. Balbert.

                                 OTHER MATTERS

    The Board of Directors does not know of any matters other than those described in this Proxy Statement which will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the discretion of the proxy holders.

    WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                          By Order of the Board of Directors

                                          Eve Dery Mendoza
                                          SECRETARY

Chatsworth, California
May 11, 1999

                                    PROXY CARD

                                   NATROL, INC.

                PROXY SOLICITED BY THE BOARD OF DIRECTORS OF NATROL, INC.
                      FOR THE ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON TUESDAY, JUNE 15, 1999.

     The undersigned hereby constitutes and appoints Elliott Balbert and Eve Dery Mendoza, or either of them, as Proxies each with full power of substitution, and hereby authorizes each of them to represent and to vote all shares of Common Stock of Natrol, Inc. (the "Company") held of record by the undersigned as of the close of business on Wednesday, April 21, 1999, at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Chatsworth Hotel, 9777 Topanga Boulevard, Chatsworth, California at 9:00 a.m., local time on Tuesday, June 15, 1999, and at any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THIS ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE MANNER DESCRIBED HEREIN. IF NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES OF THE BOARD OF DIRECTORS LISTED IN PROPOSAL
1. IN THEIR DISCRETION, THE PROXIES ARE EACH AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

     The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Company's Annual Report to Stockholders and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

                  PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE
                 AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

----------------                                               ----------------
SEE REVERSE SIDE                                               SEE REVERSE SIDE
----------------                                               ----------------

-----  PLEASE MARK
  X    VOTE AS IN
-----  THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS OF THE COMPANY.

1. Election of Norman Kahn and Dennis R. Jolicoeur as Class I Directors to hold office for three-year terms until the 2002 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.
                       FOR          WITHHELD
                     -------        --------
                     /     /        /      /
                     /     /        /      /
                     -------        --------

    -------
    /     /
    /     /
    -------  -------------------------------------
             For all nominees except as noted above

2. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

                                                          -------
    MARK HERE IF YOU PLAN TO ATTEND THE MEETING           /     /
                                                          /     /
                                                          -------

                                                          -------
    MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT         /     /
                                                          /     /
                                                          -------

    Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing in a fiduciary capacity, please indicate full title as such.
    If a corporation or partnership, please sign in full corporate or partnership name by authorized person stating his or her title or authority.

    PLEASE SIGN, DATE AND PROMPTLY MAIL YOUR PROXY.

Signature: _________________________________  Date: ___________________________

Signature: _________________________________  Date: ___________________________